UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2006 DOBI MEDICAL INTERNATIONAL, INC. (Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-32523 (Commission File Number)	98-0222710 (IRS Employer Identification No.)

	1200 MacArthur Boulevard Mahwah, New Jersey (Address of principal executive offices)	07430 (Zip Code)

Registrant's telephone number, including area code: (201) 760-6464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

DOBI MEDICAL INTERNATIONAL, INC.

May 30, 2006

Item 8.01. Other Events.

On June 2, 2006, DOBI Medical International, Inc. (the “Company”) issued a press release announcing that, on or about May 30, 2006, it and certain current and former officers and directors of the Company received subpoenas from the U.S. Securities and Exchange Commission (the “SEC”), dated May 26, 2006, indicating that the SEC is conducting a formal investigation to determine whether there have been any violations of securities laws for the period from January 1, 2004 to the present. The Company and its officers and directors intend to fully cooperate with and assist the SEC in this fact finding investigation.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release of DOBI Medical International, Inc., issued on June 2, 2006, announcing commencement of SEC formal investigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOBI MEDICAL INTERNATIONAL, INC.

Date: June 2, 2006	By: /s/Michael R. Jorgensen
Michael R. Jorgensen Interim Chief Executive Officer and Chief Financial Officer